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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (date of earliest event reported): September 13, 1996
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                           WENDY'S INTERNATIONAL, INC.
                               WENDY'S FINANCING I
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           (Exact Name of Registrants as Specified in Their Charters)

       Ohio                        1-8116                    31-0785108
     Delaware                       N/A                      31-6538061
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  (State or Other          (Commission File Number)         (IRS Employer
  Jurisdiction of                                         Identification No.)
   Incorporation)

4288 West Dublin-Granville Rd., Dublin, OH                            43085
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(Address of Principal Executive Offices)                            (Zip Code)

Registrants' telephone number, including area code:     (614) 764-3100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.           Financial Statements and Exhibits.
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         (c)      Exhibits.

         Please see "Index to Exhibits" beginning at page 3 for a list of the exhibits filed with this Current Report.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WENDY'S INTERNATIONAL, INC.

Date: September 13, 1996            By /s/ Ronald E. Musick
                                      ---------------------
                                    Name:  Ronald E. Musick
                                    Title: Executive Vice President


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                                INDEX TO EXHIBITS

EXHIBIT NO.                        DESCRIPTION                                     LOCATION
1                  Form of Underwriting Agreement dated as of September __, 1996 relating to Term Convertible Securities, Series A, to
                   be issued by Wendy's Financing I, a Delaware statutory
                   business trust
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